                                                                      Exhibit 1


                                                August 5, 1997


CONFIDENTIAL
------------

COMSAT Corporation
6801 Rockledge Drive
Bethesda, Maryland  20817-1877

          Re:  Confidentiality Agreement
               -------------------------

Ladies and Gentlemen:

          In connection with the evaluation by Lockheed Martin Corporation ("Lockheed Martin"), a Maryland corporation, of a possible transaction (the "Transaction") involving COMSAT Corporation ("COMSAT"), a District of Columbia corporation, our two companies have agreed that Lockheed Martin will provide COMSAT or its affiliates and Representatives (as defined below) with certain Confidential Information (as defined below) relating to the businesses of Lockheed Martin and its subsidiaries and other controlled affiliates.

          As a condition to furnishing you such information, COMSAT agrees as follows:

          1.    Nondisclosure of Confidential Information. The Confidential
                -----------------------------------------
Information (as defined in Section 4 hereof) shall be kept confidential by you and your officers, employees, counsel, accountants, agents, advisors and other representatives (collectively, "Representatives"), and specifically shall not be disclosed by you or your Representatives to any third parties, except that any of the Confidential Information may be disclosed to your Representatives, but only to the extent such Representatives need to know the Confidential Information for the purpose described above. In this Agreement, "you" and "your" refers to COMSAT, together with each of its affiliates, as such term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (collectively referred to herein as "affiliates"). The Confidential Information shall not be used other than in connection with evaluation of the possible Transaction. Specifically, and without limitation, the Confidential Information shall not be used by you to (i) compete with Lockheed Martin or its affiliates in a manner that you would not otherwise have competed, or (ii) to attain a competitive advantage over Lockheed Martin or its affiliates that you would not otherwise be able to attain absent access to the Confidential Information. It is understood (i) that each such Representative shall be informed by you of the confidential nature of the Confidential Information and the requirement that it not be used other than for the purpose described above, (ii) that each such Representative shall be required to agree to and be bound by the terms of this Agreement as a condition to receiving the Confidential Information and (iii) that, in any event, you shall be responsible for any breach of this Agreement

COMSAT Corporation
August 5, 1997
Page 2

by any of your Representatives. You will not disclose the Confidential Information other than as permitted hereby, and you will use the same care in keeping confidential the Confidential Information as you would use in safeguarding your similar information, but in no event less than reasonable care. The term "person" as used in this Agreement shall be broadly interpreted to include, without limitation, any corporation, company, partnership, entity, individual or group.

          2.    Notice Preceding Compelled Disclosure.  If you or your
                -------------------------------------
Representatives are requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, you will promptly notify Lockheed Martin of such request or requirement so that Lockheed Martin may seek an appropriate protective order or waive compliance by you with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, you or your Representatives are compelled, in the opinion of your counsel, to disclose the Confidential Information, you may disclose only such of the Confidential Information to the party requiring disclosure as is required by law or other regulatory requirement pursuant to such opinion and will request that the party to whom the Confidential Information is furnished agree in writing that the Confidential Information will be kept confidential by that party and its Representatives. In any event, you will cooperate with Lockheed Martin if it chooses to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

          3.    Purchase or Sale of Securities. You hereby acknowledge that you
                ------------------------------
are aware (and that your Representatives who are informed of this matter have been or will be advised) that the United States securities laws restrict persons with material non-public information concerning a company obtained directly or indirectly from that company from purchasing or selling securities of that company or its affiliates, or from communicating such information to any other person under any circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree that, for a period of three years from the date of this letter agreement, neither you nor any of your affiliates will, without the prior written consent of Lockheed
Martin: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of Lockheed Martin or any affiliate thereof, or of any successor to or person in control of Lockheed Martin, or any assets of Lockheed Martin or any subsidiary or division thereof or of any such successor or controlling person; (ii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of Lockheed Martin; (iii) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any

COMSAT Corporation
August 5, 1997
Page 3

extraordinary transaction involving Lockheed Martin, its affiliates or any of their respective securities or assets; (iv) form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) in connection with any of the foregoing; or (v) request Lockheed Martin or any of its Representatives, directly or indirectly, to amend or waive any provision of this paragraph. You will promptly advise Lockheed Martin of any inquiry or proposal made to you with respect to any of the foregoing.

          4.    Definition of "Confidential Information".  As used herein,
                ----------------------------------------
"Confidential Information" means all information, data, reports, interpretations, forecasts and records (whether in written form, orally, electronically or otherwise) containing or otherwise reflecting information concerning Lockheed Martin, its affiliates or Representatives or any assets that may be disposed of that is or has been furnished to you or your Representatives by Lockheed Martin or any of its affiliates or Representatives which is either confidential, proprietary or otherwise not generally available to the public. Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement: (a) information which is or becomes generally available to the public other than as a result of a disclosure by you or your Representatives not otherwise permitted by this Agreement; (b) information which was already known to you on a nonconfidential basis (except for Confidential Information provided to you by Lockheed Martin or any of its respective affiliates or Representatives prior to the date hereof, if any); or
(c) information which becomes available to you on a nonconfidential basis from a source other than Lockheed Martin, its affiliates or Representatives if you have no knowledge, after reasonable inquiry, that such source was subject to a prohibition against transmitting the information to you.

          5.    Return of Information.  At the request of Lockheed Martin at any
                ---------------------
time, all written Confidential Information provided by Lockheed Martin or its respective affiliates or Representatives will be returned to the party providing such information promptly by you and your Representatives without retention of copies thereof, except that any portion of the written Confidential Information that consists of summaries, analyses, extracts, compilations, studies, personal notes or other documents or records prepared by COMSAT or any of its affiliates or Representatives shall be destroyed (such destruction to be confirmed in writing) without the retention of any copies thereof. For purposes of this Agreement, "written" Confidential Information shall include, without limitation, information contained in printed, electronic, magnetic or other tangible media, or in information storage and retrieval systems. That portion of the Confidential Information consisting of oral Confidential Information and written Confidential Information not so requested to be returned will be held by you or your Representatives and kept subject to the terms of this Agreement, or destroyed. The performance by COMSAT of its

COMSAT Corporation
August 5, 1997
Page 4

obligations under this paragraph 5 shall not relieve or otherwise release COMSAT from any of its obligations under this agreement.

          6.    No Other Rights.  Nothing contained in this Agreement shall be
                ---------------
construed as (i) requiring Lockheed Martin, or their respective affiliates or Representatives, to disclose to you, or for you to accept, any particular information, or (ii) granting to you a license, either express or implied, under any patent, copyright, trade secret or other intellectual property rights now or hereafter owned, obtained or licensed by Lockheed Martin or any of its respective affiliates. COMSAT understands and acknowledges that any and all information contained in the Confidential Information is being provided without any representation or warranty, express or implied, as to the accuracy or completeness of the Confidential Information on the part of Lockheed Martin or its affiliates or Representatives. COMSAT agrees that none of Lockheed Martin or any of its respective affiliates or Representatives shall have any liability to COMSAT or its affiliates or Representatives. It is understood that the scope of representations and warranties to be given by Lockheed Martin will, if applicable, be in a mutually acceptable definitive agreement between COMSAT and Lockheed Martin should discussions regarding a Transaction progress to such a point. The parties agree that unless and until a definitive agreement between COMSAT and Lockheed Martin with respect to a Transaction has been executed and delivered, neither party will be under any legal obligation of any kind whatsoever with respect to such a Transaction by virtue of this or any other written or oral expression with respect to such a Transaction by it or any of its Representatives except, in the case of this letter, for the matters specifically agreed to herein. COMSAT further acknowledges and agrees that Lockheed Martin reserves the right, in its sole discretion, to reject any and all proposals made by COMSAT or any of its Representatives with regard to the Transaction and to terminate discussions and negotiations with COMSAT at any time.

          7.    Nondisclosure of Discussions.  Without the prior consent of
                ----------------------------
Lockheed Martin, you will not, and will direct your Representatives not to, disclose to any person your evaluation of the Transaction, that the Confidential Information is being made available to you, that you have inspected any portion of the Confidential Information, or that discussions with respect to the above purposes are taking place or other facts with respect to these discussions, including the status thereof.

          8.    No Waiver.  No failure or delay in exercising any right, power
                ---------
or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any right, power or privilege hereunder or thereunder. Neither the waiver by Lockheed Martin of a breach of or a default under any provisions of this

COMSAT Corporation
August 5, 1997
Page 5


Agreement, nor the failure of Lockheed Martin, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of such provisions, rights or privileges hereunder.

          9.    Remedies, Expenses, Jurisdiction, Governing Law.  The parties
                -----------------------------------------------
agree that any breach or threatened breach will cause Lockheed Martin irreparable harm, money damages would not be a sufficient remedy for any actual or threatened breach of this Agreement, and Lockheed Martin shall be entitled to specific performance and injunctive relief as remedies for any actual or threatened breach of this Agreement, without the necessity of proving actual damages and without posting a bond or other security. Such remedies shall not be deemed to be the exclusive remedies for a breach but shall be in addition to all other remedies at law or in equity. In the event a court of competent jurisdiction determines in a final non-appealable order that this Agreement has or may be breached by you or your Representatives, then you will reimburse Lockheed Martin for its costs and expenses (including, without limitation, legal fees and expenses) incurred in connection with such litigation. You consent to personal jurisdiction in any action brought in any court, federal or state, within the State of Maryland having subject matter jurisdiction arising under this Agreement. This Agreement shall be governed and construed in accordance with the internal laws of the State of Maryland, without regard to the choice or conflicts of law doctrines thereof.

          10.  Invalidity; Unenforceability.  The invalidity or unenforceability
               ----------------------------
of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. If any of the provisions of this Agreement shall be deemed to be unenforceable by reason of its extent, duration, scope or otherwise, then the parties contemplate that the court making such determination shall enforce the remaining provisions of this Agreement, shall reduce such extent, duration, scope or other provision and shall enforce them in their reduced form for all purposes contemplated by this Agreement.

          11.  Contact with and Solicitation of Employees.  COMSAT agrees not to
               ------------------------------------------
contact any employee of Lockheed Martin or its affiliates regarding the Transaction or the Confidential Information without the prior approval of: the chief executive officer, the chief financial officer, the general counsel of Lockheed Martin or their respective designees. You and your Representatives agree that for a period of two years from the date of this Agreement that you or your Representatives will not solicit for employment any of the current employees of Lockheed Martin or its affiliates so long as they are employed by Lockheed Martin or such affiliate without

COMSAT Corporation
August 5, 1997
Page 6

the prior written consent of Lockheed Martin. A general advertisement by COMSAT or its affiliates for solicitation of employees shall not constitute a solicitation under this Agreement.

          12.  Binding Effect; Construction. This Agreement shall inure to the
               ----------------------------
benefit of and be binding upon each of the parties and their respective successors and assigns. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this agreement and that, accordingly, no court construing this agreement shall construe it more stringently against one party than against the others.

          13.  Entire Agreement.  This Agreement expresses the entire agreement
               ----------------
between the parties respecting the subject matter hereof and shall not be modified except by a written instrument signed by authorized representatives of the parties on or after the date hereof.

          If the foregoing is acceptable, please sign and return the enclosed copy of this letter.


                                 Lockheed Martin Corporation



                                 By:  /s/ Mel R. Brashears
                                    -------------------------------------------
                                          Mel R. Brashears
                                          President and Chief Operating Officer
                                          Space & Strategic Missiles Sector



ACCEPTED AND AGREED

COMSAT CORPORATION



By:   /s/ Warren Y. Zeger
   -----------------------------------
       Warren Y. Zeger
       Vice President, General
       Counsel and Secretary

                                August 5, 1997


CONFIDENTIAL
------------

Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland  20817-1877

          Re:  Confidentiality Agreement
               -------------------------

Ladies and Gentlemen:

          In connection with the evaluation by Lockheed Martin Corporation ("Lockheed Martin"), a Maryland corporation, of a possible transaction (the "Transaction") involving COMSAT Corporation ("COMSAT"), a District of Columbia corporation, our two companies have agreed that COMSAT will provide Lockheed Martin or its affiliates and Representatives (as defined below) with certain Confidential Information (as defined below) relating to the businesses of COMSAT and its subsidiaries and other controlled affiliates.

          As a condition to furnishing you such information, Lockheed Martin agrees as follows:

          1.    Nondisclosure of Confidential Information. The Confidential
                -----------------------------------------
Information (as defined in Section 4 hereof) shall be kept confidential by you and your officers, employees, counsel, accountants, agents, advisors and other representatives (collectively, "Representatives"), and specifically shall not be disclosed by you or your Representatives to any third parties, except that any of the Confidential Information may be disclosed to your Representatives, but only to the extent such Representatives need to know the Confidential Information for the purpose described above. In this Agreement, "you" and "your" refers to Lockheed Martin, together with each of its affiliates, as such term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (collectively referred to herein as "affiliates"). The Confidential Information shall not be used other than in connection with evaluation of the possible Transaction. Specifically, and without limitation, the Confidential Information shall not be used by you to (i) compete with COMSAT or its affiliates in a manner that you would not otherwise have competed, or (ii) to attain a competitive advantage over COMSAT or its affiliates that you would not otherwise be able to attain absent access to the Confidential Information. It is understood (i) that each such Representative shall be informed by you of the confidential nature of the Confidential Information and the requirement that it not be used other than for the purpose described above, (ii) that each such Representative shall be required to agree to and be bound by the terms of this Agreement as a condition to receiving the Confidential Information and (iii) that, in any event, you shall be responsible for any breach of

Lockheed Martin Corporation
August 5, 1997
Page 2

this Agreement by any of your Representatives. You will not disclose the Confidential Information other than as permitted hereby, and you will use the same care in keeping confidential the Confidential Information as you would use in safeguarding your similar information, but in no event less than reasonable care. The term "person" as used in this Agreement shall be broadly interpreted to include, without limitation, any corporation, company, partnership, entity, individual or group.

          2.    Notice Preceding Compelled Disclosure.  If you or your
                -------------------------------------
Representatives are requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, you will promptly notify COMSAT of such request or requirement so that COMSAT may seek an appropriate protective order or waive compliance by you with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, you or your Representatives are compelled, in the opinion of your counsel, to disclose the Confidential Information, you may disclose only such of the Confidential Information to the party requiring disclosure as is required by law or other regulatory requirement pursuant to such opinion and will request that the party to whom the Confidential Information is furnished agree in writing that the Confidential Information will be kept confidential by that party and its Representatives. In any event, you will cooperate with COMSAT if it chooses to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

          3.    Purchase or Sale of Securities. You hereby acknowledge that you
                ------------------------------
are aware (and that your Representatives who are informed of this matter have been or will be advised) that the United States securities laws restrict persons with material non-public information concerning a company obtained directly or indirectly from that company from purchasing or selling securities of that company or its affiliates, or from communicating such information to any other person under any circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree that, for a period of three years from the date of this letter agreement, neither you nor any of your affiliates will, without the prior written consent of COMSAT: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of COMSAT or any affiliate thereof, or of any successor to or person in control of COMSAT, or any assets of COMSAT or any subsidiary or division thereof or of any such successor or controlling person;
(ii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of COMSAT;
(iii) make any public announcement with respect

Lockheed Martin Corporation
August 5, 1997
Page 3

to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving COMSAT, its affiliates or any of their respective securities or assets; (iv) form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) or any "syndicate" or "affiliated group" as defined in Section 304(b)(3) of the Communications Satellite Act of 1962) in connection with any of the foregoing; or (v) request COMSAT or any of its Representatives, directly or indirectly, to amend or waive any provision of this paragraph. You will promptly advise COMSAT of any inquiry or proposal made to you with respect to any of the foregoing.

          4.    Definition of "Confidential Information".  As used herein,
                ----------------------------------------
"Confidential Information" means all information, data, reports, interpretations, forecasts and records (whether in written form, orally, electronically or otherwise) containing or otherwise reflecting information concerning COMSAT, its affiliates or Representatives or any assets that may be disposed of that is or has been furnished to you or your Representatives by COMSAT or any of its affiliates or Representatives which is either confidential, proprietary or otherwise not generally available to the public. Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement: (a) information which is or becomes generally available to the public other than as a result of a disclosure by you or your Representatives not otherwise permitted by this Agreement; (b) information which was already known to you on a nonconfidential basis (except for Confidential Information provided to you by COMSAT or any of its respective affiliates or Representatives prior to the date hereof, if any); or (c) information which becomes available to you on a nonconfidential basis from a source other than COMSAT, its affiliates or Representatives if you have no knowledge, after reasonable inquiry, that such source was subject to a prohibition against transmitting the information to you.

          5.    Return of Information.  At the request of COMSAT at any time,
                ---------------------
all written Confidential Information provided by COMSAT or its respective affiliates or Representatives will be returned to the party providing such information promptly by you and your Representatives without retention of copies thereof, except that any portion of the written Confidential Information that consists of summaries, analyses, extracts, compilations, studies, personal notes or other documents or records prepared by Lockheed Martin or any of its affiliates or Representatives shall be destroyed (such destruction to be confirmed in writing) without the retention of any copies thereof. For purposes of this Agreement, "written" Confidential Information shall include, without limitation, information contained in printed, electronic, magnetic or other tangible media, or in information storage and retrieval systems. That portion of the Confidential Information consisting of oral Confidential Information and written Confidential Information not so requested to be returned will be held by you or your Representatives and kept

Lockheed Martin Corporation
August 5, 1997
Page 4

subject to the terms of this Agreement, or destroyed. The performance by Lockheed Martin of its obligations under this paragraph 5 shall not relieve or otherwise release Lockheed Martin from any of its obligations under this agreement.

          6.    No Other Rights.  Nothing contained in this Agreement shall be
                ---------------
construed as (i) requiring COMSAT, or their respective affiliates or Representatives, to disclose to you, or for you to accept, any particular information, or (ii) granting to you a license, either express or implied, under any patent, copyright, trade secret or other intellectual property rights now or hereafter owned, obtained or licensed by COMSAT or any of its respective affiliates. Lockheed Martin understands and acknowledges that any and all information contained in the Confidential Information is being provided without any representation or warranty, express or implied, as to the accuracy or completeness of the Confidential Information on the part of COMSAT or its affiliates or Representatives. Lockheed Martin agrees that none of COMSAT or any of its respective affiliates or Representatives shall have any liability to Lockheed Martin or its affiliates or Representatives. It is understood that the scope of representations and warranties to be given by COMSAT will, if applicable, be in a mutually acceptable definitive agreement between Lockheed Martin and COMSAT should discussions regarding a Transaction progress to such a point. The parties agree that unless and until a definitive agreement between Lockheed Martin and COMSAT with respect to a Transaction has been executed and delivered, neither party will be under any legal obligation of any kind whatsoever with respect to such a Transaction by virtue of this or any other written or oral expression with respect to such a Transaction by it or any of its Representatives except, in the case of this letter, for the matters specifically agreed to herein. Lockheed Martin further acknowledges and agrees that COMSAT reserves the right, in its sole discretion, to reject any and all proposals made by Lockheed Martin or any of its Representatives with regard to the Transaction and to terminate discussions and negotiations with Lockheed Martin at any time.

          7.    Nondisclosure of Discussions.  Without the prior consent of
                ----------------------------
COMSAT, you will not, and will direct your Representatives not to, disclose to any person your evaluation of the Transaction, that the Confidential Information is being made available to you, that you have inspected any portion of the Confidential Information, or that discussions with respect to the above purposes are taking place or other facts with respect to these discussions, including the status thereof.

          8.    No Waiver.  No failure or delay in exercising any right, power
                ---------
or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any right, power or privilege hereunder or thereunder.

Lockheed Martin Corporation
August 5, 1997
Page 5

Neither the waiver by COMSAT of a breach of or a default under any provisions of this Agreement, nor the failure of COMSAT, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of such provisions, rights or privileges hereunder.

          9.   Remedies, Expenses, Jurisdiction, Governing Law.  The parties
               -----------------------------------------------
agree that any breach or threatened breach will cause COMSAT irreparable harm, money damages would not be a sufficient remedy for any actual or threatened breach of this Agreement, and COMSAT shall be entitled to specific performance and injunctive relief as remedies for any actual or threatened breach of this Agreement, without the necessity of proving actual damages and without posting a bond or other security. Such remedies shall not be deemed to be the exclusive remedies for a breach but shall be in addition to all other remedies at law or in equity. In the event a court of competent jurisdiction determines in a final non-appealable order that this Agreement has or may be breached by you or your Representatives, then you will reimburse COMSAT for its costs and expenses (including, without limitation, legal fees and expenses) incurred in connection with such litigation. You consent to personal jurisdiction in any action brought in any court, federal or state, within the State of Maryland having subject matter jurisdiction arising under this Agreement. This Agreement shall be governed and construed in accordance with the internal laws of the State of Maryland, without regard to the choice or conflicts of law doctrines thereof.

          10.  Invalidity; Unenforceability.  The invalidity or unenforceability
               ----------------------------
of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. If any of the provisions of this Agreement shall be deemed to be unenforceable by reason of its extent, duration, scope or otherwise, then the parties contemplate that the court making such determination shall enforce the remaining provisions of this Agreement, shall reduce such extent, duration, scope or other provision and shall enforce them in their reduced form for all purposes contemplated by this Agreement.

          11.  Contact with and Solicitation of Employees.  Lockheed Martin
               ------------------------------------------
agrees not to contact any employee of COMSAT or its affiliates regarding the Transaction or the Confidential Information without the prior approval of: the chief executive officer, the chief financial officer, the general counsel of COMSAT or their respective designees. You and your Representatives agree that for a period of two years from the date of this Agreement that you or your Representatives will not solicit for employment any of the current employees of COMSAT or its affiliates so long as they are employed by COMSAT or such affiliate without the prior written

Lockheed Martin Corporation
August 5, 1997
Page 6

consent of COMSAT. A general advertisement by Lockheed Martin or its affiliates for solicitation of employees shall not constitute a solicitation under this Agreement.

          12.  Binding Effect; Construction. This Agreement shall inure to the
               ----------------------------
benefit of and be binding upon each of the parties and their respective successors and assigns. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this agreement and that, accordingly, no court construing this agreement shall construe it more stringently against one party than against the others.

          13.  Entire Agreement.  This Agreement expresses the entire agreement
               ----------------
between the parties respecting the subject matter hereof and shall not be modified except by a written instrument signed by authorized representatives of the parties on or after the date hereof.

          If the foregoing is acceptable, please sign and return the enclosed copy of this letter.


                                   COMSAT CORPORATION



                                   By: /s/ Warren Y. Zeger
                                      --------------------------------
                                        Warren Y. Zeger
                                        Vice President, General
                                        Counsel and Secretary


ACCEPTED AND AGREED

LOCKHEED MARTIN CORPORATION



By:   /s/ Mel R. Brashears
   --------------------------------------
    Mel R. Brashears
    President and Chief Operating Officer
    Space & Strategic Missiles Sector